Exhibit 10.48



                                                           EXECUTION COUNTERPART


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


                  AMENDMENT NO. 1 dated as of September 26, 2001, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE LTD, a Bermuda limited liability corporation ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE") and XL RE LTD, a Bermuda limited liability corporation ("XL RE" and, together with XL Capital, XL America, XL Insurance and XL Europe, each an "ACCOUNT PARTY" and each a "GUARANTOR" and collectively, the "ACCOUNT PARTIES" and the "GUARANTORS"; the Account Parties and the Guarantors being collectively referred to as the "OBLIGORS"), the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Obligors, the Lenders and the Administrative Agent are parties to a Letter of Credit and Reimbursement Agreement dated as of June 29, 2001 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for the issuance of letters of credit for the account of the Account Parties in an aggregate face amount not exceeding $1,000,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Effective as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Clause (b) of Section 4.04 is hereby amended to read in its entirety as follows:

                  "(b) NO MATERIAL ADVERSE CHANGE. Since December 31, 2000, there has been no material adverse change in the assets, business, financial condition or operations of such Account Party and its Subsidiaries, taken as a whole, except for losses caused by or relating to or arising out of the terrorist events of September 11, 2001; PROVIDED, HOWEVER, that XL Capital remains in compliance with Section 7.06."



         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  2.03. Section 7.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 7.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than $4,250,000,000."

                  Section 3. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties set forth in Article IV of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said
Article IV to "this Agreement" includes reference to this Amendment No. 1 and
(ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

                  Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  4.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and the Required Lenders.

                  4.02. AMENDMENT FEE. The Administrative Agent shall have received for the account of each Lender that consents to this Amendment No. 1 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 1) an amendment fee in an amount equal to 0.03% of the sum of LC Exposures and unused Commitments of each such Lender.

                  4.03. OTHER DOCUMENTS. Receipt by the Administrative Agent of such other documents as the Administrative Agent or special New York counsel to Chase may reasonably request.

                  Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Administrative Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. XL Capital shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                 X.L. AMERICA, INC.,
                                 as a Account Party and a Guarantor


                                 By /s/ MARTHA BANNERMAN
                                   ---------------------------------
                                   Name:  Martha Bannerman
                                   Title: Executive Vice President & General
                                          Counsel

                                 XL INSURANCE LTD,
                                 as a Account Party and a Guarantor


                                 By /s/ CHRIS COELHO
                                   ------------------------------------------
                                   Name:  Chris Coehlo
                                   Title: Senior Vice President &
                                          Chief Financial Officer

                                 XL EUROPE LTD,
                                 as a Account Party and a Guarantor


                                 By /s/ FIONA MULDOON
                                   ------------------------------------------
                                    Name:  Fiona Muldoon
                                    Title: Chief Financial Officer
                                           and Company Secretary

                                 XL RE LTD,
                                 as a Account Party and a Guarantor


                                 By /s/ HENRY C. V. KEELING
                                   ------------------------------------------
                                   Name:  Henry C. V. Keeling
                                   Title: President & Chief Executive Officer




         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 1 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                 EXECUTED AS A DEED by XL CAPITAL LTD,
                                 as an Account Party and a Guarantor

                                 /s/ PAUL GIORDANO
                                 ------------------------------------------
                                 witness


                                 By /s/ MICHAEL SIESE
                                   ----------------------------------------
                                   Name:  Michael Siese
                                   Title: Senior Vice President & Treasurer














         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                   LENDERS

                                   THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                   By /s/ HELEN L. NEWCOMB
                                     ------------------------------------------
                                     Name:  Helen L. Newcomb
                                     Title: Vice President


                                   CITIBANK, N.A.

                                   By: /s/ MICHAEL TAYLOR
                                      -----------------------------------------
                                      Name: Michael Taylor
                                      Title: VP


                                   MELLON BANK, N.A.

                                   By: /s/ KARLA K. MALOOF
                                      -----------------------------------------
                                      Name:  Karla K. Maloof
                                      Title: Vice President


                                   BANK OF AMERICA, N.A.

                                   By: /s/ DEBRA BASLER
                                      -----------------------------------------
                                      Name:  Debra Basler
                                      Title: Vice President







         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                            BANK ONE, NA

                            By: /s/ GRETCHEN ROETZER
                               -----------------------------------------
                               Name:  Gretchen Roetzer
                               Title: Assistant Vice President

                            BARCLAYS BANK PLC

                            By: /s/ RP JOHNSON
                               -----------------------------------------
                               Name:  RP Johnson
                               Title: Relationship Director

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                            By:
                               -----------------------------------------
                               Name:
                               Title:


                            CREDIT LYONNAIS NEW YORK BRANCH

                            By: /s/ KEN RICCIARDI
                               -----------------------------------------
                               Name:  Ken Ricciardi
                               Title: VP


                            DEUTSCHE BANK AG

                            By: /s/ RUTH LEUNG
                               -----------------------------------------
                               Name:  Ruth Leung
                               Title: Director

                            By: /s/ CLINTON JOHNSON
                               -----------------------------------------
                               Name:  Clinton Johnson
                               Title: Managing Director



                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                            By: /s/ JONATHAN WALLIN
                               -----------------------------------------
                               Name:  Jonathan Wallin
                               Title: Vice President

                            By: /s/ ERIKA WALTEB-ENGEMANN
                               -----------------------------------------
                               Name:  Erika Walteb-Engemann
                               Title: Director



         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                            FLEET NATIONAL BANK

                            By: /s/ LAWRENCE DOWNS
                               -----------------------------------
                              Name:  Lawrence Downs
                              Title: Associate:


                            LLOYDS TSB BANK PLC

                            By: /s/ MICHAEL GILLIGAN
                               -----------------------------------
                               Name:  Michael Gilligan
                               Title: Director

                            By: /s/ PAUL D. BRIAMONTE
                               -----------------------------------
                               Name:  Paul D. Briamonte
                               Title: Director - Project Finanance


                            ABN AMRO BANK N.V., LONDON BRANCH

                            By: /s/ DW MILLS
                               -----------------------------------
                               Name: DW Mills
                               Title:

                            By: /s/ MARTYN TAPLIN
                               -----------------------------------
                               Name:  Martyn Taplin
                               Title:



         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                 BANCO SANTANDER CENTRAL HISPANO, S.A.

                                 By: /s/ PHIL PERRY
                                    -----------------------------------------
                                    Name:  Phil Perry
                                    Title: Senior Vice President

                                 By: /s/ SEN LOUIE
                                    -----------------------------------------
                                    Name:  Sen Louie
                                    Title: Assistant Vice President

                                 COMERICA BANK

                                 By: /s/ MARTIN G. ELLIS
                                    -----------------------------------------
                                    Name:  Martin G. Ellis
                                    Title: Vice President


                                 FIRST UNION NATIONAL BANK

                                 By: /s/ DANIEL J. NORTON
                                    -----------------------------------------
                                    Name:  Daniel J. Norton
                                    Title: Director


                                 NATIONAL WESTMINSTER BANK PLC

                                 By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:


                                 STATE STREET BANK AND TRUST COMPANY

                                 By: /s/ EDWARD M. ANDERSON
                                    -----------------------------------------
                                    Name:  Edward M. Anderson
                                    Title: Vice President



         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT